SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2007

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	001-32279	55-0862656
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. RiverCenter Blvd., Suite 480

Covington, KY 41011

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (859) 581-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2007, Eagle Hospitality Properties Trust, Inc. (“Eagle” or the “Company”) agreed on a settlement in principle (the “Settlement”) with the plaintiff in the previously announced action in the Commonwealth of Kentucky Kenton Circuit Court brought by the City of Pontiac General Employees’ Retirement System, on behalf of itself and on behalf of all holders of the Company’s stock (excluding the named defendants and their affiliates). The Settlement remains subject to appropriate documentation by the parties, approval by Eagle’s board of directors and approval by the court.

As part of the Settlement, the Company agreed to make the disclosures set forth in this current report on Form 8-K. Information concerning the proposed merger is set forth in, or incorporated by reference into, Eagle’s proxy statement dated July 3, 2007 (the “ definitive proxy statement”). The definitive proxy statement is supplemented by, and should be read as part of and in conjunction with, the information filed in this current report on Form 8-K.

•

As previously disclosed on page 62 of the definitive proxy statement, William P. Butler beneficially owns 3,868,542 shares of Eagle common stock issuable upon redemption of units of limited partnership interest (“OP Units”) in EHP Operating Partnership, L.P. (“EHP Operating Partnership”). Limited partners of EHP Operating Partnership, including Mr. Butler, must elect by August 10, 2007 whether to receive in cash, in exchange for each such OP Unit an amount equal to the merger consideration to be received by holders of Eagle common stock for each share of Eagle common stock.

•

As previously disclosed on pages 62-63 of the definitive proxy statement, J. William Blackham beneficially owns 103,896 shares of Eagle common stock issuable upon redemption of OP Units. Limited partners of EHP Operating Partnership, including Mr. Blackham, must elect by August 10, 2007 whether to receive in cash, in exchange for each such OP Unit an amount equal to the merger consideration to be received by holders of Eagle common stock for each share of Eagle common stock.

•

As previously disclosed on a Form 4 filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2007, Thomas E. Banta converted 24,455 OP Units on a 1-for-1 basis for shares of Eagle common stock. After this conversion, Mr. Banta holds no OP Units.

•

The engagement letter between Skadden, Arps, Slate, Meagher & Flom LLP and the special committee of Eagle’s board of directors (the “special committee”) does not require the payment of any success fee; any success fee is in the discretion of the special committee.

•

As part of the special committee’s review of strategic alternatives, Morgan Stanley made initial contact with 17 strategic buyers and 32 financial buyers. Morgan Stanley also had contact with an additional four strategic buyers and 13 financial buyers that made unsolicited inquiries following the public announcement of the Company’s review of strategic alternatives.

•

The special committee determined not to permit bidders to team up during the first round of bidding because of concern that joint bids would reduce the number of competing bidders. To ensure that bidders were able to offer the highest value for Eagle’s stockholders, eight bidders were informed when invited to the final round that the special committee would entertain requests by bidders to “team up” with an equity partner to submit a definitive proposal to acquire the Company. The special committee did not subsequently receive any formal requests for bidders to team up.

•

As stated on page 53 of the definitive proxy statement, pursuant to Section 7.04(a) of the Agreement and Plan of Merger (the “merger agreement”), dated as of April 27, 2007, among the Company, EHP Operating Partnership, AP AIMCAP Holdings LLC (“Parent”) and AP AIMCAP Corporation (“Merger Sub”), the provisions of any standstill agreement to which Eagle is a party were waived to permit any actions by the parties thereto permitted by the terms of Section 7.04 of the merger agreement.

•

After consulting with its advisors, the special committee unanimously determined to pursue the ongoing sale process, rather than a potential business combination transaction with another REIT hospitality company exploring strategic alternatives, because the special committee believed the ongoing sale process would provide a higher likelihood that Eagle’s common stockholders would receive a premium that would provide more value for Eagle’s common stockholders on a current basis.

•

The special committee granted Parent and Merger Sub (together, “Buyers”) exclusivity because Buyers, which made a definitive proposal to acquire the Company that was clearly superior to any other offer received, required a period of exclusivity to negotiate a definitive agreement.

•	If the merger between Eagle and Merger Sub (the “merger”) is consummated, Morgan Stanley will charge the Company a transaction fee of approximately $7.1 million.

Management Projections

The discussion below expands on the discussion in the section of the definitive proxy statement titled “Opinion of Morgan Stanley & Co. Incorporated,” beginning on page 27 of the definitive proxy statement.

In connection with rendering its opinion to the special committee, Morgan Stanley reviewed certain financial projections prepared by the management of the Company. Eagle does not as a matter of course make public any projections as to future financial performance or earnings with respect to periods after its then-current fiscal year, and the projections set forth below are included in this current report on Form 8-K only because this information was provided to Morgan Stanley in connection with rendering its opinion to the special committee. Eagle does not as a matter of course prepare five-year projections.

The projections set forth below were not prepared with a view to public disclosure or compliance with published guidelines of the SEC, any state securities commission or the American Institute of Certified Public Accountants regarding preparation and presentation of prospective financial information. The Company’s internal financial forecasts, upon which the projections were based, are subjective in many respects. The projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and beyond Eagle’s control. The projections also reflect numerous estimates and assumptions related to the Company’s business (including with respect to the growth and viability of certain segments of the Company’s business) that are inherently subject to significant economic, political and competitive uncertainties, all of which are difficult to predict and many of which are beyond Eagle’s control. There can be no assurance that the assumptions made in preparing the projections set forth below will prove accurate, and actual results may be materially greater or less than those contained in the projections set forth below. In addition, the projections have not been revised to reflect events that have occurred subsequent to their preparation, and thus, reliance should not be placed on these projections.

The inclusion of the projections in this current report on Form 8-K should not be regarded as an indication that Eagle, EHP Operating Partnership, Parent, Merger Sub, Morgan Stanley or their respective officers, directors and other affiliates consider such information to be an accurate prediction of future events or necessarily achievable. None of Eagle, EHP Operating Partnership, Parent, Merger Sub, Morgan Stanley or their respective officers, directors and other affiliates has made any representations regarding such projected financial information. In light of the uncertainties inherent in forward-looking information of any kind, Eagle cautions you against reliance on such information. Neither Eagle nor EHP Operating Partnership nor their respective officers, directors or other affiliates intend to provide updated or revised projections to reflect the circumstances existing after the date when prepared or to reflect the occurrence of future events, except to the extent required by law. See “Cautionary Statements Regarding Forward-Looking Statements” below.

In the definitive proxy statement, Eagle disclosed certain non-public financial projections prepared by Eagle’s senior management for the fiscal year ending December 31, 2007 and provided to Parent in the course of discussions between Eagle and Parent. Management prepared the projections contained in the definitive proxy statement in April 2007. Management prepared the five-year projections set forth in this current report on Form 8-K in January 2007, and management has not prepared any subsequent five-year projections. Morgan Stanley used the five-year projections set forth in this current report on Form 8-K in connection with Morgan Stanley’s calculation of unlevered free cash flows through 2011. At the direction of management, Morgan Stanley included the portion of the five-year projections set forth below related to the fiscal year ending December 31, 2007 in confidential offering materials provided to bidders who had signed confidentiality agreements in connection with the Company’s review of strategic alternatives.

The five-year projections set forth in this current report on Form 8-K were prepared by management by increasing the projections for Hotel EBITDA, Corporate G&A and CapEx prepared by Eagle’s senior management in January 2007 for the fiscal year ending December 31, 2007 by an inflation factor of 3.5% for each successive fiscal year through the fiscal year ending December 31, 2011.

$000s
	2007E	2008E	2009E	2010E	2011E
Hotel EBITDA(1)(2)	58,521	60,569	62,689	64,883	67,154
- Corporate G&A	(6,932)	(7,175)	(7,426)	(7,686)	(7,955)
- Cash Taxes	(1,200)	(1,500)	(1,500)	(1,500)	(1,500)
+ Change in Working Capital	—	—	—	—	—
- CapEx	(7,654)	(7,922)	(8,199)	(8,486)	(8,783)

Notes

1.	Hotel EBITDA is used by investors and Eagle’s management to evaluate and compare the performance of Eagle’s hotel properties and to determine trends in earnings. Hotel EBITDA is used for this purpose because it is not affected by (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expense as well as gains or losses from the sale of operating real estate assets which are included in net income computed in accordance with generally accepted accounting principles, or GAAP, or (iii) general and administrative and other specific costs such as permanent impairments to carrying costs. As such, the usefulness of Hotel EBITDA is limited and it may fail to capture significant trends in these components of net income.
2.	The GAAP financial measure most directly comparable to Hotel EBITDA is net income. Information regarding minority interest, depreciation and amortization, interest expense, Embassy Suites San Juan hotel operating income and Embassy Suites San Juan participating lease income, which is required to reconcile Hotel EBITDA to net income, is not available without unreasonable effort. The probable significance of this information is that such information would likely have an effect similar to the effect such information had in the reconciliation provided in the section of the definitive proxy statement titled “Certain Financial Projections.”

Cautionary Statement Regarding Forward-Looking Statements

Information both included and incorporated by reference in this current report on Form 8-K may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on various assumptions and describe Eagle’s future plans, strategies, and expectations, are generally identified by use of words such as “intend,” “plan,” “may,” “should,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” and similar expressions, whether in the negative or affirmative. The Company cannot guarantee that it actually will achieve these plans, intentions or expectations, including completing the merger on the terms summarized in the definitive proxy statement. All statements regarding Eagle’s expected financial position, business and financing plans are forward-looking statements.

Except for historical information, matters discussed in this current report on Form 8-K are subject to known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Factors which could have a material adverse effect on Eagle’s operations and future prospects include, but are not limited to:

•	general volatility of the capital markets and the market price of Eagle common stock;

•	changes in the Company’s business or investment strategy;

•	availability, terms, and deployment of capital;

•	availability of qualified personnel;

•	changes in Eagle’s industry and the market in which Eagle operates, interest rates, or the general economy;

•	the degree and nature of Eagle’s competition;

•	potential or actual litigation challenging the merger;

•	changes in federal income tax laws;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•

the failure by Parent to obtain the necessary debt financing set forth in the debt commitment letter received in connection with the merger and the other transaction contemplated by the merger agreement; and

•	the failure of the merger and the other transactions contemplated by the merger agreement to close for any other reason, including the failure to obtain the approval of Eagle’s stockholders.

These risks and uncertainties, along with the factors discussed under “Item 1A.—Risk Factors,” “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” “Business” and “Properties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (see “Where You Can Find Additional Information” beginning on page 64 of the definitive proxy statement), should be considered in evaluating any forward-looking statements contained in this current report on Form 8-K. All forward-looking statements speak only as of the date of this current report on Form 8-K. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on the Company’s behalf are qualified by the cautionary statements in this section.

Important Additional Information Regarding the Merger

On July 3, 2007, the Company filed with the SEC a definitive proxy statement in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY, THE PURCHASER AND THE MERGER. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The definitive proxy statement and other relevant material (when they become available) may also be obtained free of charge by calling the Company’s Investor Relations Department at (859) 581-5900 or on the Company’s website.

Participants in Proxy Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, by reading the definitive proxy statement, as well as information included in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

	By:	/s/ Raymond D. Martz
Raymond D. Martz
Chief Financial Officer, Secretary and Treasurer

Dated: July 31, 2007